Exhibit D-16

             FEDERAL COMMUNICATIONS COMMISSION
                     1270 Fairfield Road
                 Gettysburg, PA  17325-7245
                  Telephone (717) 338-2646
                  Facsimile (717) 338-2691
                    E-mail:  microwav@fcc.gov




Southern California Gas Co.            In Reply Refer To:
Terminal Annex ML 711Q                      7140-01
P.O. Box 513249                             17008
Los Angeles, CA  90051-1249

Re:  Exhibit A

FCC File Number  910819
Effective Date   6/17/98



Dear Applicant:

The above referenced application for assignment/transfer of control has been granted. Due to the in-operability of our computer processing system we are unable to issue a formal Consent Form FCC732-C at this time. When the problems with our processing system have been corrected we will generate a formal Consent Form
FCC 732-C.


                               Sincerely,



                               Microwave Branch





                   EXHIBIT A
                  FCC FORM 415
          SOUTHERN CALIFORNIA GAS COMPANY
          AUTHORIZED MICROWAVE CALL SIGNS

Call Sign           Site           Radio Service     Notes


WAJ999              REDLANDS             OFS
WAK200              CRESTLINE            OFS
WBD383              SANTA PAULA          OFS
WCK69               VISALIA              OFS
WCK70               KERNVILLE            OFS
WEH481              BOX SPRINGS          OFS
WEH482              BEAUMONT             OFS
WEH483              WHITEWATER           OFS
WEH484              PALM DESERT          OFS
WEH485              CACTUS CITY          OFS
WEH486              DESERT CITY          OFS
WHC560              SANTA MARIA          OFS
WNEN850             NORTHRIDGE           OFS
WNEN851             ANAHEIM              OFS
WNEN852             BEAUMONT             OFS
WNEN853             BLYTHE               OFS
WNEN854             COMPTON              OFS
WNEN856             TEHACHAPI            OFS
WNEN857             DOWNEY               OFS
WNEN858             EL CENTRO            OFS
WNEN859             TUJUNGA              OFS
WNEN860             GOLETA               OFS
WNEN862             VALENCIA             OFS
WNEN864             MONTEBELLO           OFS
WNEN865             MONTEREY PARK        OFS
WNEN866             MONTEREY PARK        OFS
WNEN867             NEWBERRY SPRINGS     OFS
WNEN868             NEWHALL              OFS
WNEN869             CHATSWORTH           OFS
WNEN870             OILDALE              OFS
WNEN871             PALM SPRINGS         OFS
WNEN872             PICO RIVERA          OFS
WNEN873             PLAYA DEL REY        OFS
WNEN874             VENTURA              OFS
WNEN876             MALIBU               OFS
WNEN878             SANTA MARIA          OFS
WNEN879             SUNSET RIDGE         OFS
WNEN880             LOS ANGELES          OFS
WNEN881             TAFT                 OFS
WNEN882             GLENDALE             OFS
WNEN883             VICTORVILLE          OFS
WNEN887             TAFT                 OFS
WNEN888             SAN DIMAS            OFS
WNEN889             VICTORVILLE          OFS
WNEN890             BARSTOW              OFS
WNEN891             MONTEREY PARK        OFS
WNEQ775             NEWBURY PARK         OFS
WNEV847             CACTUS CITY          OFS
WNEV848             DESERT CITY          OFS
WNEW279             TORRANCE             OFS
WNEW280             RANCHO PALOS VERDES  OFS
WNEW414             NORTHRIDGE           OFS
WNEX343             VENTURA              OFS
WNTA668             MOJAVE VALLEY        OFS
WNTA669             NEEDLES              OFS
WNTG512             KERNVILLE            OFS
WNTH202             OILDALE              OFS
WNTH203             KERN                 OFS
WNTH204             TAFT                 OFS
WNTH205             SANTA MARIA          OFS
WNT1375             LOS ANGELES          OFS
WNT1579             NEW SALEM            OFS
WNTJ578             COALINGA             OFS
WNTJ579             COALINGA             OFS
WNTJ964             NEEDLES              OFS
WNTJ965             NEEDLES              OFS
WNTJ966             NEEDLES              OFS
WNTK527             MONTEREY PARK        OFS
WNTK528             KERNVILLE            OFS
WNTP732             CORONA               OFS
WNTR759             SAN LUIS OBISPO      OFS
WNTT674             PALM DESERT          OFS
WNTU722             BAKERSFILED          OFS
WNTY213             GLENDALE             OFS
WNTY214             BAKERSFIELD          OFS
WON41               SANTA BARBARA        OFS
WON42               VENTURA              OFS
WON43               SANTA MARIA          OFS
WON44               SAN LUIS OBISPO      OFS
WPJF744             BEAUMONT             OFS
WPNA831             SANTA BARBARA        OFS
WPNC579             BLYTHE               OFS
WPNC580             PARKER ARIZONA       OFS
WPNC581             LAKE HAVASU CITY     OFS
WPNE306             VISALIA              OFS
WPNM316             RANCHO BERNARDO      OFS
WPNM472             FALLBROOK            OFS
WPNM473             LAKE ELISINORE       OFS
WPNM474             SAN DIEGO            OFS
WPNM720             SIGNAL HILL          OFS